EATON VANCE DIVERSIFIED INCOME FUND Supplement to Prospectus dated July 1, 2009

The following replaces “Asset-Backed Securities” under “Characteristics and Risks of Investments”:

Asset-Backed Securities. Asset-backed securities represent interests in a pool of assets, such as home equity loans, automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. Delays in repayment of principal may result in the securities outstanding for a longer period of time than expected at the time of purchase. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks described under "Asset-Backed Securities" above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities. The Fund’s direct and indirect investments in CMBS will not exceed 25% of its net assets. For the purposes of the Fund’s industry concentration policy, CMBS will be categorized based on the underlying assets of the CMBS (retail, office, warehouse, multifamily, defeased collateral, etc.)

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

The following is added as the last sentence of “Multi-Sector Portfolio.” under “Appendix A Portfolio Overview”:

For the purposes of the Portfolio’s 25% industry concentration policy, commercial mortgage-backed securities will be categorized based on the underlying assets of the commercial mortgage-backed security (retail, office, warehouse, multifamily, defeased collateral, etc.)

September 11, 2009